EXHIBIT 10

Cinnamon Jang Willoughby & Company

Chartered Accountants
A Partnership of Incorporated Professionals

Consent of Independent Registered Public Accounting Firm

        We have issued our report dated January 26, 2005, accompanying the financial statements and schedules for the year ended December 31, 2004 of New World Batteries, Inc. included in the Registration Statement Form 20-F. We hereby consent to the use of the aforementioned report in the Registration Statement filed with the Securities and Exchange Commission on April 29, 2005.

"Cinnamon Jang Willoughby & Company" Chartered Accountants

Burnaby, BC
April 27, 2005